UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 11, 2007 (September 11, 2007)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33099	32-0174431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 810-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

On September 29, 2006, BlackRock, Inc (“BlackRock”) completed a transaction whereby Merrill Lynch & Co., Inc. (“Merrill Lynch”) contributed its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock in exchange for an aggregate of 65 million shares of newly issued BlackRock common and non-voting participating preferred stock (the “MLIM Transaction”). This Current Report on Form 8-K is being filed to set forth the unaudited condensed combined pro forma statement of income for the twelve months ended December 31, 2006.

The unaudited condensed combined pro forma statement of income for the twelve months ended December 31, 2006 is attached hereto as Exhibit 99.1.

(b)	Exhibits

99.1	BlackRock, Inc. Unaudited Condensed Combined Pro Forma Statement of Income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: September 11, 2007
	By:	/s/ Paul L. Audet
	Name:	Paul L. Audet
	Title:	Managing Director and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	BlackRock, Inc. Unaudited Condensed Combined Pro Forma Statement of Income.

4